The Select Sector SPDR® Trust

(the “Trust”)

Supplement dated May 1, 2025 to the currently effective Prospectus and

Statement of Additional Information, each dated January 31, 2025,

as may be supplemented from time to time

Effective December 1, 2025, State Street Global Advisors Funds Distributors, LLC will replace ALPS Portfolio Solutions Distributor, Inc. as the distributor of each series of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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